                       ANNUAL REPORT / OCTOBER 31 1998


                         AIM STRATEGIC INCOME FUND







                              [COVER IMAGE]









[AIM LOGO APPEARS HERE]


               INVEST WITH DISCIPLINE-Registered Trademark-

[COVER IMAGE]


THE CHESS GAME BY ALICE KENT STODDARD
CHESS IS LARGELY VIEWED AS A GAME OF STRATEGY, WHERE PLANNING THE MOVES OF EACH PIECE ON THE BOARD LEADS TO THE ULTIMATE GOAL OF WINNING THE GAME. LIKE A THOUGHTFUL CHESS PLAYER, THIS FUND'S MANAGEMENT TEAM CAREFULLY WEIGHS ITS OPTIONS AND CHOOSES SECURITIES FOR THE PORTFOLIO THAT WILL HELP THE FUND REACH ITS OBJECTIVE.


AIM Strategic Income Fund is for shareholders who seek high current income and, secondarily, capital appreciation by investing mainly in debt securities of issuers in the U.S., developed foreign countries and emerging markets.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

- AIM Strategic Income Fund (formerly GT Global Strategic Income Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

- During the fiscal year ended 10/31/98 the Fund paid distributions of $0.840 per share for Class A shares and $0.762 per share for Class B shares.

- When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.

- Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions, and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.

- The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

- The 30-day yield is calculated on the basis of a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of its holdings, net of all expenses and expressed on an annualized basis.

- The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The Fund's distribution rate and 30-day SEC yield will differ.

- International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

- Higher-yielding, lower-rated corporate bonds, commonly known as "junk bonds," have a greater risk of price fluctuation and loss of principal and income than U.S. Treasury securities, which offer a government guarantee as to the repayment of principal and interest if held to maturity. Purchasers should carefully assess the risks associated with an investment in this Fund.

- Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

- The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

- The J.P. Morgan EMBI+ (Emerging Markets Bond Index Plus) is a market value-weighted average of government bonds from 13 emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

- An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                           AIM STRATEGIC INCOME FUND

                     ANNUAL REPORT / CHAIRMAN'S LETTER

[PHOTO OF CHARLES T. BAUER. CHAIRMAN OF THE BOARD OF THE FUND
APPEARS HERE]

DEAR FELLOW SHAREHOLDER:

Throughout the fiscal year covered by this report, markets worldwide vacillated between optimism that the woes in Asia would be contained and worry that they would become a major economic drag on the U.S. and the rest of the world. As a result, markets worldwide were especially volatile.

  We understand how unnerving this year's level of volatility can be. Many of you undoubtedly were tempted simply to exit the markets completely. Our reaction, of course, is that you should not. The abrupt reversals of sentiment during this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

MARKET RECAP

Even in a year as unsettling as this one, August was particularly difficult. A variety of events converged to produce harsh market conditions around the globe: the seemingly intractable downturn in Japan, Russia's default on much of its foreign debt, and fear that Latin America could be engulfed by the world's difficulties. In a global display of lost confidence, investors flocked to securities perceived as safe and liquid, especially U.S. Treasury issues. Even high-quality corporate bonds went out of favor. High-yield corporate bonds plummeted in value.

THE ABRUPT REVERSALS OF SENTIMENT DURING THIS FISCAL YEAR REINFORCE OUR CONVICTION THAT MARKETS ARE UNPREDICTABLE IN THE SHORT TERM.

  Fortunately, the U.S. Federal Reserve Board (the Fed) intervened. For most of the fiscal year, the Fed had focused on the potential for inflation in the U.S. economy. Shortly before the fiscal year ended, it shifted direction, lowering interest rates twice to pump liquidity and confidence into the markets and demonstrate that it would intervene to forestall a recession. Numerous interest rate cuts in other countries followed. (After the fiscal year closed, as this report was being written, the Fed lowered rates a third time.) Investors responded favorably, and by the close of the fiscal year, many bond markets were regaining equilibrium.

  However difficult this fiscal year has been, the fundamental principles of investing remain unchanged:

       -  broad portfolio diversification;

       - realistic expectations, recognizing that the potential for downturns is always present; and

       -  as always, long-term thinking.

  Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS

We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.

  We thank you for your continued participation in The AIM Family of Funds-Registered Trademark-.

Sincerely,

   /s/ Charles T. Bauer

Charles T. Bauer
Chairman

                           AIM STRATEGIC INCOME FUND

                ANNUAL REPORT / MANAGERS' OVERVIEW


                     GLOBAL MARKET TROUBLES
                     KEEP FUND ON ITS TOES

IT WAS A TURBULENT YEAR IN THE BOND MARKET. HOW DID AIM STRATEGIC INCOME FUND PERFORM?

Bond markets, particularly non-investment grade, endured a bumpy ride during this volatile year, but the Fund managed to recover some of its previous losses and finish the fiscal year near positive territory.

  For the fiscal year ended October 31, 1998, the Fund posted a total return of -3.41% for Class A shares and -4.04% for Class B shares. Comparatively, the J.P. Morgan Global Government Bond Index had a return of 13.56% for the fiscal year. The Fund's aggregate benchmark (60% J.P. Morgan Global Government Bond Index and 40% J.P. Morgan EMBI+) returned 4.89% for the same period.

  The Fund's 30-day SEC yield at net asset value was 6.24% for Class A shares and 5.90% for Class B shares.

THE FUND HAS IN THE PAST INVESTED SIGNIFICANTLY IN EMERGING MARKETS. WHY DID THOSE MARKETS HAVE SUCH A DIFFICULT YEAR?

Hard-hit by internal economic and political strife and Japan's extensive financial problems, many emerging markets struggled to maintain currency value and avoid recession. Japan's banking system was seriously hindered by a proliferation of bad loans, causing a major withdrawal of funding from Asia--the biggest destabilizing factor in Asia this year. With Russia's bond default in August, the crisis continued to spread to other emerging markets, including Latin America.

  Investor sentiment in the face of this global instability caused a capital flight to safe havens as preservation of capital quickly became the leading investment objective. This meant that investors pulled their money out of nearly any market that was perceived to be a risky investment, and demand for U.S. investment-grade bonds soared in due course.

  Since August of 1997, we have been lowering our allocation to emerging market debt. The Fund's emerging market weighting now stands at 20%--an all-time low for the Fund and substantially lower than the 50% peak of a year ago. We will be further reducing our emerging market exposure while risk remains high.

WHAT HAPPENED TO U.S. MARKETS AS A RESULT OF GLOBAL DIFFICULTIES?

Markets in the U.S. were at first largely unaffected by overseas economic uncertainty because of continued domestic growth, low inflation, and high consumer confidence. However, as the crisis in Asia grew and concerns about a slowing economy spread, U.S. markets began to stutter. Russia's woes and the collapse of several hedge funds were the last straw, and equity markets plunged in response to investors' "flight to quality and liquidity."

  Investment-grade bond markets jumped as a result, with the spread between U.S. Treasury securities and high-yield bonds at its widest ever as investors fled to high-quality bonds. The yield on the 30-year U.S. government bond fell to an all-time low of 4.71% as a result. At the end of the fiscal year, 12.6% of the Fund's holdings were U.S. Treasuries.

WHY DOES EUROPE CONTINUE TO HAVE A STRONG BOND MARKET?

The major long-term themes driving growth in Europe have sheltered it somewhat from the extreme losses felt in other parts of the world. The strict budgets and tough financial standards required for admittance to the European Economic and Monetary Union (EMU) have helped Europe's governments clean up their books. Interest rates have dropped and inflation has lessened. The coming economic and monetary union is also prodding European companies toward more competitive practices, and the results are starting to be seen on the bottom line. With nearly 38% of the Fund's current holdings in Europe, we will be watching Europe closely in 1999 to see how the introduction of the euro (see sidebar) affects the region as 11 bond markets are consolidated into one.

WE REMAIN OPTIMISTIC ABOUT THE INCOME POTENTIAL OF OVERSEAS
MARKET DEBT.

DID YOUR INVESTMENT STRATEGY CHANGE, GIVEN THE MARKET'S VOLATILITY?

After paring our emerging market weighting, we added more U.S.
investment-grade bonds, U.K. gilts (government bonds) and German bonds. We believe the economic fundamentals of those countries remain strong and provide a good measure of liquidity, safety and diversification. We increased the Fund's exposure to U.S. corporate bonds because we believe they are an attractive asset class at current spread levels.

  At the end of the reporting period, the Fund's total net assets were divided as follows: domestic government bonds, 13.9%; foreign government bonds, 48.5%; domestic corporate bonds, 14.5%; foreign corporate bonds, 5.6%; other, 17.5%.

       SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                           AIM STRATEGIC INCOME FUND

                ANNUAL REPORT / MANAGERS' OVERVIEW

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

The Fund had 98 holdings as of October 31, 1998. The Fund had 78.25% of its holdings in investment-grade bonds--those rated BBB and above--and an average portfolio quality rating of BBB as measured by the widely known credit rating agency Standard & Poor's Corporation. The remaining 21.75% of the portfolio was invested in so-called "junk" bonds, those rated BB and below.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

Overseas events have offered some positive developments that may improve attitudes about foreign markets. Japan has proposed initiatives to address the multitude of bad loans in the commercial banking system by providing public funds to shore up problem institutions. The U.S. Congress passed funding for the International Monetary Fund (IMF) and initial talks to extend credit to Brazil have helped to improve the emerging market debt outlook. Additional funding requests from other entities may be coming as the IMF has more resources to lend to nations in need.

  As for the Fund, we remain optimistic about the income potential of overseas market debt. To that end, in September we decided to make the following changes in our investment strategy: At least 35% of the Fund's total assets will be invested in investment-grade debt securities; up to 65% of the Fund's total assets may be invested in non-investment grade debt securities, an increase from 50%; and up to 35% of the Fund's total assets may be invested in equities. We believe these changes will allow us to enhance the risk-return profile of the Fund by giving us the fluidity to invest where we think we can get the best results.

WELCOME THE EURO

Starting January 1, 1999, Europe will launch a brand new currency--the euro. At first, only 11 countries will adopt it: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. These countries have met the financial and economic criteria required for membership in the European Economic and Monetary Union (EMU), and they have agreed to follow certain monetary, exchange rate, and budgetary policies.

  The changeover to euro will take place gradually. New coins and paper currency will not be introduced until January 2002. Until then, Spanish shoppers will still use pesetas and the French will still use francs, but these will be thought of simply as denominations of the euro the same way that a quarter is a denomination of a dollar.

A NEW BUSINESS ENVIRONMENT

The euro is expected to bring greater unity to the European business world:
Price comparison of goods, services, and labor across Europe will be much easier.

     Because of this price transparency, European companies will be forced to become more competitive. An increase in merger and acquisition activity is expected.

     The equity markets are likely to become broader and more liquid, since European companies may find it easier to attract capital across borders.

     Europe's fixed-income markets could also be transformed. Since currency risk will be reduced, Europe's investors can focus on credit risk. Eventually, the euro-denominated debt market could be as large and liquid as that of the U.S.

  The introduction of a new currency can present unique risks and uncertainties for investors. Please see your prospectus for more information about these risk factors.


PORTFOLIO COMPOSITION
As of 10/31/98

GEOGRAPHIC ALLOCATION               BOND ALLOCATION

AFRICA 2.4%                         SHORT-TERM & OTHER 6.5%

LATIN AMERICA 13.0%                 MORTGAGE BACKED 11.0%

ASIA-PACIFIC 1.6%                   CORPORATE 20.1%

EUROPE 37.8%                        GOVERNMENT/AGENCY 62.4%

NORTH AMERICA & OTHER 45.2%

PIE CHART PERCENTAGES               PIE CHART PERCENTAGES

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

          SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                           AIM STRATEGIC INCOME FUND

              ANNUAL REPORT / PERFORMANCE HISTORY


               YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM STRATEGIC INCOME FUND VS. BENCHMARK INDEX

3/29/88 -10/31/98

In thousands

            AIM Strategic Income          J.P Morgan Global
            Fund, Class A shares       Government Bond Index
 3/88              9,525                      10,000
10/88              9,705                      10,264
10/89             10,366                      10,770
10/90             11,229                      11,942
10/91             12,095                      13,284
10/92             13,440                      14,955
10/93             18,410                      16,600
10/94             16,489                      17,036
10/95             16,993                      19,651
10/96             20,901                      20,851
10/97             22,866                      21,578
10/98             23,188                      24,379

    Past performance is no guarantee of comparable future results.



AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/98, including sales charges

CLASS A SHARES

Inception (3/29/88)                     7.77%
5 years                                 2.70
1 year                                 -8.01*

CLASS B SHARES

Inception (10/22/92)                    7.74%
5 years                                 2.76
1 year                                 -8.54**

ADVISOR CLASS SHARES

Inception (6/1/95)                      9.36%
3 years                                 9.57
1 year                                 -2.97

*-3.41%, excluding sales charges

**-4.04%, excluding sales charges


Sources: Towers Data Systems HYPO-Registered Trademark-, Bloomberg.

  Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Advisor Class shares will differ from Class A shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


ABOUT THIS CHART

  The chart compares your Fund's Class A shares to a benchmark index. It is important to understand differences between your Fund and this index. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures performance of a hypothetical portfolio. A market index such as the J.P. Morgan Global Government Bond Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Use of this index is intended to give you a general idea of how your Fund performed compared to the stock market.

                           AIM STRATEGIC INCOME FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Strategic Income Fund (formerly GT Global Strategic Income Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Strategic Income Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                   CURRENCY       AMOUNT          (NOTE 1)        ASSETS
---------------------------------------------------------  --------   ---------------   ------------   -------------
Government & Government Agency Obligations (62.4%)
  Algeria (1.1%)
    Algeria Tranche 1 Loan Assignment, 6.625% due
     9/4/06+ ............................................   USD             6,400,000   $  3,264,000         1.1
  Argentina (3.1%)
    Republic of Argentina:
      I.O. Strip, 12.11% due 4/10/05 ....................   USD             3,385,000      2,978,800         1.0
      Par Bond Series L, 5.75% (6% at 3/31/99) due
       3/31/23++ ........................................   USD             3,750,000      2,606,250         0.9
      Discount Bond, 6.625% due 3/31/23+ ................   USD             3,605,000      2,455,906         0.8
      7.297% due 7/8/05 .................................   ITL         2,865,000,000      1,298,695         0.4
      Global Bond, 9.75% due 9/19/27 ....................   USD               140,000        121,555          --
  Belgium (0.5%)
    Kingdom of Belgium, 5.75% due 3/28/08 ...............   BEF            43,600,000      1,412,469         0.5
  Brazil (1.0%)
    Brazil Floating Rate Discount Note, 6.125% due
     4/15/24+ ...........................................   USD             4,918,000      2,923,135         1.0
  Bulgaria (1.3%)
    Republic of Bulgaria:
      Front Loaded Interest Reduction Bond Series A, 2.5%
       (2.75% at 7/99) due 7/28/12++ ....................   USD             3,786,000      2,091,765         0.7
      Discount Bond Series A, 6.6875% due 7/28/24 -
       EURO+ ............................................   USD             2,585,000      1,815,963         0.6
  Canada (1.3%)
    Canadian Government, 6% due 6/1/08 ..................   CAD             5,370,000      3,719,138         1.3
  Colombia (1.2%)
    Republic of Colombia:
      8.625% due 4/1/08 .................................   USD             2,674,000      2,099,090         0.7
      7.27% due 6/15/03 - 144A{.} .......................   USD             1,790,000      1,458,850         0.5
  Germany (17.5%)
    Deutschland Republic:
      6% due 1/5/06 .....................................   DEM            32,300,000     21,798,743         7.5
      6.5% due 7/4/27 ...................................   DEM            27,830,000     19,974,175         6.8
      6% due 7/4/07 .....................................   DEM             9,520,000      6,485,288         2.2
      6.5% due 10/14/05 .................................   DEM             4,050,000      2,808,157         1.0
  Greece (1.0%)
    Hellenic Republic:
      9.2% due 3/21/02 ..................................   GRD           650,000,000      2,298,569         0.8
      8.8% due 6/19/07 ..................................   GRD           200,000,000        738,137         0.2
  Italy (3.7%)
    Italian Government, 7.25% due 11/1/26 ...............   ITL        11,430,000,000      8,781,841         3.0
    Italian Buoni Poliennali Del Tesoro (BTPS), 8.5% due
     1/1/04 .............................................   ITL         2,730,000,000      2,006,667         0.7
  Ivory Coast (1.3%)
    Ivory Coast Government:
      1.9% (2.9% at 3/31/09) due 3/29/18++ ..............   FRF            63,693,750      2,838,505         1.0
      2% (3% at 3/31/09) due 3/29/18++ ..................   USD             2,765,000        808,763         0.3
  Jamaica (0.3%)
    Government of Jamaica, 10.875% due 6/10/05 -
     144A{.} ............................................   USD             1,158,000        868,500         0.3
  Korea (0.6%)
    Korea Republic Restructured Debt, 8.281% due
     4/8/00+ ............................................   USD             1,800,000      1,674,000         0.6

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                   CURRENCY       AMOUNT          (NOTE 1)        ASSETS
---------------------------------------------------------  --------   ---------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Mexico (1.7%)
    United Mexican States:
      6.63% due 12/31/19 ................................   FRF            12,000,000   $  1,682,662         0.6
      9.875% due 1/15/07 ................................   USD             1,560,000      1,483,950         0.5
      11.375% due 9/15/16 ...............................   USD               936,000        934,830         0.3
      Discount Bond Series B, 6.47656% due
       12/31/19++/+ .....................................   USD               575,000        448,859         0.2
      Discount Bond Series D, 6.6016% due12/31/19+ ......   USD               250,000        195,156         0.1
  Panama (0.8%)
    Republic of Panama:
      8.875% due 9/30/27 ................................   USD             1,373,000      1,266,593         0.4
      Interest Reduction Bond, 4% (4.25% at 7/99) due
       7/17/14++ ........................................   USD             1,720,000      1,258,825         0.4
  Peru (1.2%)
    Republic of Peru, Past Due Interest Bond, 4% (4.25%
     at 3/8/99) due 3/7/17++ ............................   USD             5,871,000      3,375,825         1.2
  Poland (0.9%)
    Republic of Poland:
      3% (3.5% at 10/28/99) due 10/27/24 - Euro++ .......   USD             2,785,000      1,852,025         0.6
      Past Due Interest Bond, 5% (6% at 10/28/99) due
       10/27/14 - Euro++ ................................   USD             1,005,000        913,922         0.3
  Russia (0.4%)
    Bank for Foreign Economic Affairs (Venesheconombank)
     Principal Loans, 6.625% due 12/15/20+ ..............   USD            16,555,492      1,314,092         0.4
  Sweden (1.1%)
    Swedish Government, 6.5% due 10/25/06 ...............   SEK            21,700,000      3,134,271         1.1
  United Kingdom (8.5%)
    United Kingdom Treasury, 9% due 10/13/08 ............   GBP            11,310,000     24,683,511         8.5
  United States (13.9%)
    United States Treasury:
      6.375% due 8/15/27{./} ............................   USD            20,300,000     23,428,658         8.0
      5.625% due 5/15/08{./} ............................   USD            12,390,000     13,354,097         4.6
    Federal National Mortgage Association, 7.25% due
     6/20/02 ............................................   NZD             7,000,000      3,829,514         1.3
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $194,543,627) ..........................................                                182,483,751
                                                                                        ------------
Corporate Bonds (20.1%)
  Argentina (0.4%)
    Disco S.A., 9.875% due 5/15/08 - 144A{.} ............   USD               750,000        523,125         0.2
    Mastellone Hermanos S.A., 11.75% due 4/1/08 -
     144A{.} ............................................   USD               745,000        454,450         0.2
  Brazil (1.3%)
    Banco Hipotecario Espana, 10% due 4/17/03 -
     144A{.} ............................................   USD             1,675,000      1,474,000         0.5
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} ....   USD             1,773,000        797,850         0.3
    Banco Nacional de Desenvolvimento Economico e Social
     (BNDES):
      10.8% due 6/16/08 - 144A{.} .......................   USD             1,335,000        934,500         0.3
      10.8% due 6/16/08 - Reg S{c} ......................   USD               825,000        577,500         0.2

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                   CURRENCY       AMOUNT          (NOTE 1)        ASSETS
---------------------------------------------------------  --------   ---------------   ------------   -------------
Corporate Bonds (Continued)
  Colombia (0.2%)
    Financiera Energia Nacional, 9.375% due 6/15/06 - Reg
     S{c} ...............................................   USD               836,000   $    613,039         0.2
  Jamaica (0.2%)
    Mechala Group Jamaica, 12.75% due 12/30/99 - Reg
     S{c} ...............................................   USD               719,000        503,300         0.2
  Korea (0.3%)
    Pohang Iron & Steel, 2% due 10/9/00 .................   JPY           119,000,000        884,625         0.3
  Luxembourg (0.4%)
    Cellco Finance N.V., 15% due 8/1/05 - Reg S{c} ......   USD             1,550,000      1,255,500         0.4
  Mexico (1.6%)
    Petroleos Mexicanos (PEMEX), 9.25% due 3/30/18 -
     144A{.} ............................................   USD             2,950,000      2,404,250         0.8
    Monterrey Power, S.A. de C.V., 9.625% due 11/15/09 -
     144A{.} ............................................   USD             1,245,000        834,150         0.3
    Dine, S.A. de C.V., 8.75% due 10/15/07 - 144A{.} ....   USD               860,000        679,400         0.2
    Cemex Valenciana, 9.66% due 12/29/49 ................   USD               545,000        457,800         0.2
    Banco Nacional Comercio Exte., 8% due 7/18/02 - Reg
     S{c} ...............................................   USD               421,000        384,163         0.1
  Russia (0.3%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} ............................................   USD             1,526,000        556,990         0.2
    Mosenergo Finance BV, 8.375% due 10/9/02 -
     144A{.} ............................................   USD             1,040,000        182,000         0.1
  Singapore (0.2%)
    Krung Thai Bank (Singapore), 6.73% due 9/30/04 ......   USD             1,000,000        660,000         0.2
  United Kingdom (0.7%)
    Orange PLC, 7.625% due 8/1/08 .......................   ECU             1,000,000      1,139,466         0.4
    Colt Telecom Group PLC, 7.625% due 7/31/08 ..........   DEM             1,600,000        857,355         0.3
  United States (14.5%)
    Chase Manhattan Corp., 6.25% due 1/15/06 ............   USD             2,835,000      2,934,222         1.0
    General Motors Acceptance Corp., 6.625% due
     10/15/05 ...........................................   USD             2,700,000      2,852,711         1.0
    Ford Motor Credit Corp., 5.25% due 6/16/08 ..........   DEM             4,610,000      2,829,116         1.0
    Unisys Corp., 7.875% due 4/1/08 .....................   USD             2,350,000      2,373,500         0.8
    Engle Homes, Inc., 9.25% due 2/1/08 .................   USD             2,350,000      2,208,770         0.8
    Merrill Lynch & Co., 7.25% due 5/2/02 ...............   USD             2,070,000      2,154,601         0.7
    United Stationers Supply, 8.375% due 4/15/08 -
     144A{.} ............................................   USD             2,000,000      2,005,000         0.7
    Lenfest Communications, 8.25% due 2/15/08 -
     144A{.} ............................................   USD             1,850,000      1,877,917         0.6
    Smithfield Foods, Inc., 7.625% due 2/15/08 -
     144A{.} ............................................   USD             1,725,000      1,690,500         0.6
    Hollywood Casino Corp., 12.75% due 11/1/03 ..........   USD             1,700,000      1,674,500         0.6
    Eagle Family Foods, 8.75% due 1/15/08 - 144A{.} .....   USD             1,875,000      1,668,750         0.6
    Graham Packaging/GPC Capital, 8.75% due 1/15/08 -
     144A{.} ............................................   USD             1,725,000      1,638,750         0.6
    Riddell Sports, Inc., 10.5% due 7/15/07 .............   USD             1,700,000      1,530,000         0.5
    Lin Television Corp., 8.375% due 3/1/08 - 144A{.} ...   USD             1,500,000      1,440,000         0.5
    Trump Atlantic Association Funding, Inc., 11.25% due
     5/1/06 .............................................   USD             1,700,000      1,394,000         0.5
    Chancellor Media Corp., 8.125% due 12/15/07 -
     144A{.} ............................................   USD             1,300,000      1,228,500         0.4
    Drypers Corp. Series B, 10.25% due 6/15/07 ..........   USD             1,300,000      1,202,500         0.4
    PSINET, Inc., 10% due 2/15/05 .......................   USD             1,000,000        952,200         0.3
    Fisher Scientific International, 9% due 2/1/08 ......   USD             1,000,000        925,880         0.3
    Penn National Gaming, Inc., 10.625% due 12/15/04 -
     144A{.} ............................................   USD               875,000        857,500         0.3

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                   CURRENCY       AMOUNT          (NOTE 1)        ASSETS
---------------------------------------------------------  --------   ---------------   ------------   -------------
Corporate Bonds (Continued)
    Allbritton Communication, 8.875% due 2/1/08 -
     144A{.} ............................................   USD               885,000   $    831,900         0.3
    Duane Reade, Inc., 9.25% due 2/15/08 ................   USD               885,000        831,445         0.3
    Norampac, Inc., 9.5% due 2/1/08 - 144A{.} ...........   USD               885,000        827,475         0.3
    Revlon Consumer Products, 8.625% due 2/2/08 -
     144A{.} ............................................   USD               885,000        809,775         0.3
    BTI Telecommunications Corp., 10.5% due 9/15/07 -
     144A{.} ............................................   USD               885,000        668,175         0.2
    Syratech Corp., 11% due 4/15/07 .....................   USD               880,000        660,000         0.2
    Delco Remy International, Inc., 8.625% due
     12/15/07 ...........................................   USD               650,000        629,950         0.2
    Niagara Mohawk Power, 7.375% due 7/1/03 .............   USD               500,000        511,065         0.2
    Pillowtex Corp., 9% due 12/15/07 - 144A{.} ..........   USD               435,000        435,000         0.1
    Anker Coal Group, Inc., 9.75% due 10/1/07 -
     144A{.} ............................................   USD               875,000        350,000         0.1
    ACME Metal, Inc., 10.875% due 12/15/07
     -144A{.}(::) .......................................   USD               825,000        165,000         0.1
                                                                                        ------------
Total Corporate Bonds (cost $66,624,782) ................                                 58,332,165
                                                                                        ------------
Mortgage Backed (11.0%)
  Denmark (1.5%)
    Realkredit Danmark, 6% due 10/1/26 ..................   DKK            28,745,000      4,492,106         1.5
  United States (9.5%)
    Government National Mortgage Association TBA Pass
     Thru Pool, 6% due 11/15/28{*} ......................   USD            28,000,000     27,755,000         9.5
                                                                                        ------------
Total Mortgage Backed (cost $32,051,136) ................                                 32,247,106
                                                                                        ------------
Structured Notes (0.5%)
  Korea (0.5%)
    Fixed Rate Trust Certificate 13.55% due 2/15/02[::]
      (Issued by a newly created Delaware Business Trust,
       collateralized by triple A paper. This trust
       certificate has a credit risk component linked to
       the value of a referenced security: Korean
       Development Bank 1.875% 2002.) (cost
       $1,930,000) ......................................   USD             1,930,000      1,411,795         0.5
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $295,149,545) ......                                274,474,817        94.0
                                                                                        ------------       -----

                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                     CURRENCY       AMOUNT          (NOTE 1)        ASSETS
---------------------------------------------------------  --------   ---------------   ------------   -------------
Commercial Paper - Discounted (9.6%)
  United States (9.6%)
    Ford Motor Credit, effective yield 5.09%, due
     11/18/98 ...........................................   USD            14,000,000     13,966,349         4.8
    GE Capital, effective yield 5.09%, due 11/18/98 .....   USD            14,000,000     13,966,349         4.8
                                                                                        ------------
Total Commercial Paper - Discounted (cost
 $27,932,698) ...........................................                                 27,932,698
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $27,932,698) .........                                 27,932,698         9.6
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
---------------------------------------------------------                               ------------   -------------
  Dated October 30, 1998, with State Street Bank & Trust
   Co., due November 2, 1998, for an effective yield of
   5.30%, collateralized by $12,030,000 U.S. Treasury
   Notes, 5.75% due 9/30/99 (market value of collateral
   is $12,225,488, including accrued interest)
   (cost $11,982,000)  ..................................                               $ 11,982,000         4.1
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $335,064,243)  * ................                                314,389,515       107.7
Other Assets and Liabilities ............................                                (22,602,184)       (7.7)
                                                                                        ------------       -----

NET ASSETS ..............................................                               $291,787,331       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       [::] Certain events may cause the contract to terminate prior to date shown.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
       (::) Valued in good faith at fair value using procedures approved by the Board of Trustees (see Note 1 of Notes to Financial Statements).
          + The coupon rate shown on floating rate note represents the rate at period end.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
       {./} All or part of the Fund's holdings in this security is segregated as collateral for derivative securities and securities purchased on a forward commitment basis. See Note 1 to the Financial Statements.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {*}  Purchased on a forward commitment basis.
          * For Federal income tax purposes, cost is $337,572,672 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   4,236,684
                 Unrealized depreciation:           (27,419,841)
                                                  -------------
                 Net unrealized depreciation:     $ (23,183,157)
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1998

                                          MARKET VALUE                             UNREALIZED
                                              (U.S.        CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO SELL:                          DOLLARS)         PRICE       DATE    (DEPRECIATION)
----------------------------------------  -------------   -----------  --------  ---------------
Canadian Dollars........................    3,695,654         1.54785   3/18/99   $    (13,127)
French Francs...........................    2,753,722         5.45470   3/18/99         32,865
Japanese Yen............................      819,279       118.80000  11/27/98        (19,616)
                                          -------------                          ---------------
  Total Contracts to Sell (Receivable
   amount $7,268,777)...................    7,268,655                                      122
                                          -------------                          ---------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 2.49%.
  Total Open Forward Foreign Currency
   Contracts............................                                          $        122
                                                                                 ---------------
                                                                                 ---------------

----------------
See Note 1 of Notes to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $335,064,243) (Note 1)...............................     $ 314,389,515
  U.S. currency.................................................................    $         983
  Foreign currencies (cost $1,866,855)..........................................        1,867,904         1,868,887
                                                                                    -------------
  Receivable for securities sold.................................................................        31,828,916
  Interest receivable............................................................................         6,062,576
  Receivable for Fund shares sold................................................................           440,563
  Miscellaneous receivable.......................................................................            12,228
  Receivable for open forward foreign currency contracts (Note 1)................................               122
                                                                                                      -------------
    Total assets.................................................................................       354,602,807
                                                                                                      -------------
Liabilities:
  Payable for securities purchased...............................................................        59,770,608
  Payable for Fund shares repurchased............................................................         1,127,005
  Distribution payable...........................................................................           713,718
  Payable for service and distribution expenses (Note 2).........................................           491,179
  Payable for investment management and administration fees (Note 2).............................           213,197
  Payable for transfer agent fees (Note 2).......................................................           208,968
  Payable for custodian fees.....................................................................           100,456
  Payable for printing and postage expenses......................................................            92,249
  Payable for professional fees..................................................................            42,265
  Payable for registration and filing fees.......................................................            18,805
  Payable for Trustees' fees and expenses (Note 2)...............................................            11,792
  Payable for fund accounting fees (Note 2)......................................................             7,217
  Other accrued expenses.........................................................................            18,017
                                                                                                      -------------
    Total liabilities............................................................................        62,815,476
                                                                                                      -------------
Net assets.......................................................................................     $ 291,787,331
                                                                                                      -------------
                                                                                                      -------------
Class A:
Net asset value and redemption price per share ($102,279,959 DIVIDED BY 9,474,511 shares
 outstanding)....................................................................................     $       10.80
                                                                                                      -------------
                                                                                                      -------------
Maximum offering price per share (100/95.25 of $10.80) *.........................................     $       11.34
                                                                                                      -------------
                                                                                                      -------------
Class B:+
Net asset value and offering price per share ($188,660,057 DIVIDED BY 17,458,947 shares
 outstanding)....................................................................................     $       10.81
                                                                                                      -------------
                                                                                                      -------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($847,315 DIVIDED BY
 78,237 shares outstanding)......................................................................     $       10.83
                                                                                                      -------------
                                                                                                      -------------
Net assets consist of:
  Paid in capital (Note 4).......................................................................     $ 387,101,752
  Accumulated net investment loss................................................................              (122)
  Accumulated net realized loss on investments and foreign currency transactions.................       (74,693,113)
  Net unrealized appreciation on translation of assets and liabilities in foreign currencies.....            53,542
  Net unrealized depreciation of investments.....................................................       (20,674,728)
                                                                                                      -------------
Total -- representing net assets applicable to capital shares outstanding........................     $ 291,787,331
                                                                                                      -------------
                                                                                                      -------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income............................................................................  $33,776,429
  Securities lending income..................................................................      741,430
                                                                                               -----------
    Total investment income..................................................................   34,517,859
                                                                                               -----------
Expenses:
  Service and distribution expenses: (Note 2)
    Class A.....................................................................  $   439,823
    Class B.....................................................................    2,448,700    2,888,523
                                                                                  -----------
  Investment management and administration fees (Note 2).....................................    2,691,901
  Transfer agent fees (Note 2)...............................................................      799,100
  Custodian fees.............................................................................      220,500
  Printing and postage expenses..............................................................      201,000
  Professional fees..........................................................................      142,500
  Fund accounting fees (Note 2)..............................................................       99,805
  Registration and filing fees...............................................................       64,750
  Trustees' fees and expenses (Note 2).......................................................       21,950
  Other expenses.............................................................................      286,421
                                                                                               -----------
    Total expenses...........................................................................    7,416,450
                                                                                               -----------
Net investment income........................................................................   27,101,409
                                                                                               -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments..............................................  (14,842,820)
  Net realized gain on foreign currency transactions............................    5,025,299
                                                                                  -----------
    Net realized loss during the year........................................................   (9,817,521)
  Net change in unrealized appreciation (depreciation) on translation of assets
   and liabilities in foreign currencies........................................   (1,692,009)
  Net change in unrealized appreciation (depreciation) of investments...........  (26,689,090)
                                                                                  -----------
    Net unrealized depreciation during the year..............................................  (28,381,099)
                                                                                               -----------
Net realized and unrealized loss on investments and foreign currencies.......................  (38,198,620)
                                                                                               -----------
Net decrease in net assets resulting from operations.........................................  $(11,097,211)
                                                                                               -----------
                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                 YEAR ENDED    YEAR ENDED
                                                                                OCTOBER 31,   OCTOBER 31,
                                                                                    1998          1997
                                                                                ------------  ------------
Decrease in net assets
Operations:
  Net investment income.......................................................  $ 27,101,409  $ 27,580,494
  Net realized gain (loss) on investments and foreign currency transactions...    (9,817,521)   39,498,013
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies...............................    (1,692,009)    2,627,595
  Net change in unrealized depreciation of investments........................   (26,689,090)  (26,190,807)
                                                                                ------------  ------------
    Net increase (decrease) in net assets resulting from operations...........   (11,097,211)   43,515,295
                                                                                ------------  ------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income..................................................    (7,063,735)  (10,228,265)
  In excess of net investment income..........................................            --      (775,601)
  Return of capital...........................................................    (1,864,318)           --
Class B:
Distributions to shareholders: (Note 1)
  From net investment income..................................................   (12,380,012)  (18,434,103)
  In excess of net investment income..........................................            --    (1,397,843)
  Return of capital...........................................................    (3,267,432)           --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income..................................................       (44,834)      (43,148)
  In excess of net investment income..........................................            --        (3,272)
  Return of capital...........................................................       (11,833)           --
                                                                                ------------  ------------
    Total distributions.......................................................   (24,632,164)  (30,882,232)
                                                                                ------------  ------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested............................   185,041,479   335,031,026
  Decrease from capital shares repurchased....................................  (278,148,568) (445,823,540)
                                                                                ------------  ------------
    Net decrease from capital share transactions..............................   (93,107,089) (110,792,514)
                                                                                ------------  ------------
Total decrease in net assets..................................................  (128,836,464)  (98,159,451)
Net assets:
  Beginning of year...........................................................   420,623,795   518,783,246
                                                                                ------------  ------------
  End of year *...............................................................  $291,787,331  $420,623,795
                                                                                ------------  ------------
                                                                                ------------  ------------
 * Includes accumulated net investment loss/distributions in excess of net
   investment income..........................................................  $       (122) $ (3,351,006)
                                                                                ------------  ------------
                                                                                ------------  ------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)      1997      1996 (d)    1995 (d)      1994
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   12.00   $   11.76   $   10.32   $   10.88   $   13.61
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.91*       0.74        0.89        0.97        0.79
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................      (1.27)       0.34        1.44       (0.69)      (2.14)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (0.36)       1.08        2.33        0.28       (1.35)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.65)      (0.78)      (0.82)      (0.80)      (0.79)
  From net realized gain on
   investments..........................         --          --          --          --       (0.38)
  In excess of net investment income....         --       (0.06)      (0.07)         --          --
  Return of capital.....................      (0.19)         --          --       (0.04)      (0.21)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.84)      (0.84)      (0.89)      (0.84)      (1.38)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   10.80   $   12.00   $   11.76   $   10.32   $   10.88
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      (3.41)%      9.40%      23.00%       3.06%     (10.44)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 102,280   $ 138,715   $ 185,126   $ 188,165   $ 275,241
Ratio of net investment income to
 average net assets.....................       7.73%       6.18%       8.09%       9.64%       6.74%
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions...............       1.56%       1.35%       1.38%       1.42%       1.40%
  Without expense reductions............       1.56%       1.44%       1.40%       1.45%        N/A
Ratio of interest expense to average net
 assets++...............................        N/A         N/A         N/A         N/A        0.10%
Portfolio turnover rate++...............        306%        149%        177%        238%        583%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share for each of Class A, B and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)      1997      1996 (d)    1995 (d)      1994
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   12.01   $   11.77   $   10.33   $   10.88   $   13.60
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.84*       0.67        0.82        0.91        0.73
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................      (1.28)       0.33        1.44       (0.69)      (2.14)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (0.44)       1.00        2.26        0.22       (1.41)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.57)      (0.71)      (0.75)      (0.73)      (0.72)
  From net realized gain on
   investments..........................         --          --          --          --       (0.38)
  In excess of net investment income....         --       (0.05)      (0.07)         --          --
  Return of capital.....................      (0.19)         --          --       (0.04)      (0.21)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.76)      (0.76)      (0.82)      (0.77)      (1.31)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   10.81   $   12.01   $   11.77   $   10.33   $   10.88
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      (4.04)%      8.70%      22.15%       2.48%     (11.02)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 188,660   $ 281,376   $ 333,178   $ 357,852   $ 458,550
Ratio of net investment income to
 average net assets.....................       7.08%       5.53%       7.44%       8.99%       6.09%
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions...............       2.21%       2.00%       2.03%       2.07%       2.05%
  Without expense reductions............       2.21%       2.09%       2.05%       2.10%        N/A
Ratio of interest expense to average net
 assets++...............................        N/A         N/A         N/A         N/A        0.10%
Portfolio turnover rate++...............        306%        149%        177%        238%        583%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share for each of Class A, B and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                           ADVISOR CLASS+
                                          ------------------------------------------------
                                                                              JUNE 1, 1995
                                                YEAR ENDED OCTOBER 31,             TO
                                          ----------------------------------  OCTOBER 31,
                                           1998 (d)      1997      1996 (d)     1995 (d)
                                          ----------  ----------  ----------  ------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   12.02   $   11.77   $   10.33    $   10.32
                                          ----------  ----------  ----------  ------------
Income from investment operations:
  Net investment income.................       0.95*       0.79        0.93         0.41
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................      (1.26)       0.34        1.44        (0.04)
                                          ----------  ----------  ----------  ------------
    Net increase (decrease) from
     investment operations..............      (0.31)       1.13        2.37         0.37
                                          ----------  ----------  ----------  ------------
Distributions to shareholders:
  From net investment income............      (0.69)      (0.82)      (0.86)       (0.34)
  From net realized gain on
   investments..........................         --          --          --           --
  In excess of net investment income....         --       (0.06)      (0.07)          --
  Return of capital.....................      (0.19)         --          --        (0.02)
                                          ----------  ----------  ----------  ------------
    Total distributions.................      (0.88)      (0.88)      (0.93)       (0.36)
                                          ----------  ----------  ----------  ------------
Net asset value, end of period..........  $   10.83   $   12.02   $   11.77    $   10.33
                                          ----------  ----------  ----------  ------------
                                          ----------  ----------  ----------  ------------

Total investment return (c).............      (2.97)%      9.86%      23.39%        3.72 %(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $     847   $     533   $     479    $     443
Ratio of net investment income to
 average net assets.....................       8.08%       6.53%       8.44%        9.99 %(a)
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions...............       1.21%       1.00%       1.03%        1.07 %(a)
  Without expense reductions............       1.21%       1.09%       1.05%        1.10 %(a)
Ratio of interest expense to average net
 assets++...............................        N/A         N/A         N/A          N/A
Portfolio turnover rate++...............        306%        149%        177%         238 %

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share for each of Class A, B and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Strategic Income Fund (the "Fund"), formerly GT Global Strategic Income Fund, a non-diversified separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and complete orders to purchase, exchange, or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality, and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS

With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities". The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of $2,582,613 were on loan to brokers. The loans were secured by cash collateral of $2,731,376 received by the Fund. For the year ended October 31, 1998, the Fund received fees of $741,430.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the intended policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund has a capital loss carryforward of $72,184,684 of which $65,749,433 expires in 2003, and $6,435,251 expires in 2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston. The arrangement with the bank allows the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $150,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $8,506,098, with a weighted average interest rate of 6.28%. Interest expense for the year ended October 31, 1998 was $243,306 and is included in "Other Expenses" on the Statement of Operations.

(O) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund has set aside sufficient cash or liquid securities as collateral for these purchase commitments.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator and INVESCO
(NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-advisor and sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays the Manager investment management and administration fees at the annualized rate of 0.725% on the first $500 million of the average daily net assets of the Fund; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained the following sales charges: $6,190 and $14,511, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected CDSCs for the year ended October 31, 1998 of $10,171 and $1,119, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $379,657 and $916,697, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services paid to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $653,771,935 and $689,755,218, respectively. For the year ended October 31, 1998, purchases and sales of U.S. government obligations aggregated $419,099,394 and $458,023,980, respectively.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trusts were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trusts and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                            YEAR ENDED                   YEAR ENDED
                                                         OCTOBER 31, 1998             OCTOBER 31, 1997
                                                    --------------------------  ----------------------------
CLASS A                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................   11,087,862  $ 132,840,707   13,750,221  $   167,009,888
Shares issued in connection with reinvestment of
  distributions...................................      520,006      6,103,698      615,860        7,488,021
                                                    -----------  -------------  -----------  ---------------
                                                     11,607,868    138,944,405   14,366,081      174,497,909
Shares repurchased................................  (13,690,399)  (162,830,760) (18,557,237)    (225,311,673)
                                                    -----------  -------------  -----------  ---------------
Net decrease......................................   (2,082,531) $ (23,886,355)  (4,191,156) $   (50,813,764)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------


CLASS B
--------------------------------------------------
Shares sold.......................................    2,712,341  $  32,431,379   11,499,580  $   140,731,511
Shares issued in connection with reinvestment of
  distributions...................................      752,045      8,848,630      896,610       10,918,610
                                                    -----------  -------------  -----------  ---------------
                                                      3,464,386     41,280,009   12,396,190      151,650,121
Shares repurchased................................   (9,428,771)  (110,869,956) (17,287,235)    (211,600,543)
                                                    -----------  -------------  -----------  ---------------
Net decrease......................................   (5,964,385) $ (69,589,947)  (4,891,045) $   (59,950,422)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

ADVISOR CLASS
--------------------------------------------------
Shares sold.......................................      396,726  $   4,766,864      712,165  $     8,839,212
Shares issued in connection with reinvestment of
  distributions...................................        4,186         50,201        3,581           43,784
                                                    -----------  -------------  -----------  ---------------
                                                        400,912      4,817,065      715,746        8,882,996
Shares repurchased................................     (367,030)    (4,447,852)    (712,116)      (8,911,324)
                                                    -----------  -------------  -----------  ---------------
Net increase (decrease)...........................       33,882  $     369,213        3,630  $       (28,328)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

5. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc., now known as AIM Investment Funds (the "Trust") was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4) To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................     191,685,088           N/A     13,123,292
      Frank S. Bayley.............................................     191,766,811           N/A     13,041,568
      William J. Guilfoyle........................................     191,828,959           N/A     12,979,420
      Arthur C. Patterson.........................................     191,845,270           N/A     12,963,109
      Ruth H. Quigley.............................................     191,869,887           N/A     12,938,492
(2)(a) Approval of investment management and administration
       contract...................................................      14,153,757       379,517      4,085,251*
(2)(b) Approval of sub-advisory and sub-administration contract....     14,047,606       428,882      1,142,037*
(3)   Approval of replacement Rule 12b-1 plans of distribution
      CLASS A SHARES..............................................       5,895,532       233,405        531,389
      CLASS B SHARES..............................................      10,735,339       271,273        981,531
(4)(a) Modification of Fundamental Restriction on Concentration....     13,819,624       462,105      4,336,796*
(4)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................      13,817,763       463,966      4,336,796*
(4)(c) Modification of Fundamental Restriction on Making Loans.....     13,819,624       462,105      4,336,796*
(4)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................      13,819,624       462,105      4,336,796*
(4)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................      13,817,763       463,966      4,336,796*
(4)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................      13,815,902       465,827      4,336,796*
(4)(g) Modification of Fundamental Restriction on Margin
       Transactions...............................................      13,815,902       465,827      4,336,796*
(4)(h) Elimination of Fundamental Restriction on Investing in
       Futures Contracts..........................................      13,817,763       463,966      4,336,796*
(4)(i) Elimination of Fundamental Restriction on Pledging Assets...     13,817,763       463,966      4,336,796*
(4)(j) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................      13,817,763       463,996      4,336,796*
(4)(k) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................      13,817,763       463,996      4,336,796*
(4)(l) Elimination of Fundamental Restriction on Purchasing
       Securities of Issuers in Which Officers and Board Members
       of Each Company and its Affiliates Own Securities..........      13,817,763       463,996      4,336,796*
(4)(m) Elimination of Fundamental Restriction on Investing in
       Securities of Companies That Have Been in Operation for
       Less than Three Years......................................      13,819,624       462,105      4,336,796*
(4)(n) Elimination of Fundamental Restriction on Selling Securities
       Short......................................................      13,802,093       479,636      4,336,796*
(4)(o) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................      13,819,624       462,105      4,336,796*
(5)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................     190,027,469     6,362,084     94,055,040*
(6)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................     191,358,779     2,114,168     11,333,063

------------------------
   * Includes Broker Non-Votes

BOARD OF TRUSTEES

C. Derek Anderson
President, Plantagenet Capital
Management, LLC (an investment
partnership); Chief Executive Officer,
Plantagenet Holdings, Ltd.
(an investment banking firm)

Frank S. Bayley
Partner, law firm of
Baker & McKenzie

Robert H. Graham
President and Chief Executive Officer,
A I M Management Group Inc.

Arthur C. Patterson
Managing Partner, Accel Partners
(a venture capital firm)

Ruth H. Quigley
Private Investor


OFFICERS

Robert H. Graham
Chairman and President

Helge K. Lee
Vice President & Secretary

Dana R. Sutton
Vice President & Assistant Treasurer

Kenneth W. Chancey
Vice President & Principal
Accounting Officer

John J. Arthur
Vice President

Melville B. Cox
Vice President

Gary T. Crum
Vice President

Carol F. Relihan
Vice President

David P. Hess
Assistant Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Samuel D. Sirko
Assistant Secretary

Pamela Ruddock
Assistant Treasurer

Paul Wozniak
Assistant Treasurer


OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046


INVESTMENT MANAGER

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


SUB-ADVISOR

INVESCO (NY), Inc.
50 California Street, 27th Floor
San Francisco, CA 94111


TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739


CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


COUNSEL TO THE FUND

Kirkpatrick & Lockhart, LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800


COUNSEL TO THE TRUSTEES

Paul, Hastings, Janofsky & Walker LLP
Twenty Third Floor
555 South Flower Street
Los Angeles, CA 90071


DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


AUDITORS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

HOW AIM MAKES INVESTING
EASY FOR YOU

- LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

-       AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS.
Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

- AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

- EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

- SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

- EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds-Registered Trademark-. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

- RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

- TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

- WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

CURRENT SHAREHOLDERS
CAN CALL OUR
AIM INVESTOR LINE AT
800-246-5463
FOR 24-HOUR-A-DAY
ACCOUNT INFORMATION.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK-

A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE MUTUAL FUND INDUSTRY SINCE 1976 AND MANAGED APPROXIMATELY $91 BILLION IN ASSETS FOR MORE THAN 5.5 MILLION SHAREHOLDERS, INCLUDING INDIVIDUAL INVESTORS, CORPORATE CLIENTS, AND FINANCIAL INSTITUTIONS, AS OF SEPTEMBER 30, 1998.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK- IS DISTRIBUTED NATIONWIDE, AND AIM TODAY IS THE 11TH-LARGEST MUTUAL FUND COMPLEX IN THE U.S. IN ASSETS UNDER MANAGEMENT, ACCORDING TO STRATEGIC INSIGHT, AN INDEPENDENT MUTUAL FUND MONITOR.

GROWTH FUNDS

AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Equity Fund(2),(A)
AIM Select Growth Fund(3)
AIM Small Cap Growth Fund(2),(B)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund


GROWTH & INCOME FUNDS

AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund
AIM Basic Value Fund(2),(C)
AIM Charter Fund


INCOME FUNDS

AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund


TAX-FREE INCOME FUNDS

AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund


MONEY MARKET FUNDS

AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


INTERNATIONAL GROWTH FUNDS

AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Emerging Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM International Growth Fund(2)
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)


GLOBAL GROWTH FUNDS

AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Worldwide Growth Fund(2)


Global Growth & Income Funds

AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund


GLOBAL INCOME FUNDS

AIM Emerging Markets Debt Fund(2),(D)
AIM Global Government Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)


THEME FUNDS

AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM Global Trends Fund(2),(E)

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

SINC-AR-1